EXHIBIT  (21)

FIRST  INTERSTATE  BANCORP
SUBSIDIARIES OF THE REGISTRANT

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The following is a list of the consolidated subsidiaries of the Corporation as of December 31, 1995 with each name followed by the headquarters location, percentage of its voting securities owned by the Corporation, indication of
Federal Reserve Bank membership and FRB district. Beneath the names of certain subsidiaries are the names of their subsidiaries followed by the percentage of voting securities owned by their parent.  The Corporation has no parent within the meaning of section 12b-2 of the Securities and Exchange Act of 1934.


First Interstate Bank of Alaska, N.A., Anchorage, Alaska                                        100%       M    12
(Incorporated under the National Bank Act)

	First Interstate Annuities, Inc. (Alaska), Anchorage, Alaska                            100%
	(Incorporated in Alaska)


First Interstate Bank of Arizona, N.A., Phoenix, Arizona                                        100%       M    12
(Incorporated under the National Bank Act)

	First Interstate Insurance Agency, Phoenix, Arizona                                     100%
	(Incorporated in Arizona)

	First Interstate Investments, Inc., Phoenix, Arizona                                    100%
	(Incorporated in Arizona)

		First Interstate Annuities, Inc. (Montana), Kalispell, Montana                  100%
		(Incorporated in Montana)

		First Interstate Annuities, Inc. (Nevada), Las Vegas, Nevada                    100%
		(Incorporated in Nevada)

		First Interstate Annuities, Inc. (Oregon), Tigard, Oregon                       100%
		(Incorporated in Oregon)

		First Interstate Annuities, Inc. (Washington), Bellevue, Washington             100%
		(Incorporated in Washington)

		First Interstate Annuities, Inc. (Wyoming), Casper, Wyoming                     100%
		(Incorporated in Wyoming)

	First Interstate Leasing Corp., Phoenix, Arizona                                        100%
	(Incorporated in Arizona)

	First Interstate Management Services Co., Scottsdale, Arizona                           100%
	(Incorporated in Arizona)

	First Interstate Mortgage Holding Co., Phoenix, Arizona                                 100%
	(Incorporated in Arizona)


First Interstate Bank of California, Los Angeles, California                                    100%       M    12
(Incorporated in California)

	Central Valley Security Corp., Los Angeles, California                                  100%
	(Incorporated in California)

	EZG Associates Limited Partnership, Los Angeles, California                              94%
	(Incorporated in Delaware)

	First Interstate Capital Management, Inc., Los Angeles, California                      100%
	(Incorporated in California)

		First Interstate Portfolio Lending Services, Inc. , Los Angeles, California     100%
		(Incorporated in California)

	First Interstate Mortgage Co., Pasadena, California                                     100%
	(Incorporated in California)

	First Interstate Southwest Corp., Houston, Texas                                        100%
	(Incorporated in California)

	Stonegate Partners, Inc., Los Angeles, California                                       100%
	(Incorporated in California)

	T.M.M. Realty Services, Los Angeles, California                                         100%
	(Incorporated in California)

	United California Bank Realty Corp., Los Angeles, California                            100%
	(Incorporated in California)

		EZG Associates Limited Partnership, Los Angeles, California                       6%
		(Incorporated in Delaware)

		First Interstate Bancard Co., Los Angeles, California                           100%
		(Incorporated in California)

		First Interstate Tower, Los Angeles, California                                  50%
		(A Joint Venture) (E)

	707 Housing Corp., Los Angeles, California                                              100%
	(Incorporated in California)


First Interstate Bank of Denver, N.A.,  Denver, Colorado                                        100%       M    12
(Incorporated under the National Bank Act)


First Interstate Bank of Englewood, N.A., Englewood, Colorado                                   100%       M    10
(Incorporated under the National Bank Act)


First Interstate Bank of Idaho, N.A., Boise, Idaho                                              100%       M    12
(Incorporated under the National Bank Act)


First Interstate Bank, Ltd., Los Angeles, California                                            100%       NM
(Incorporated in California)


First Interstate Bank of Montana, N.A., Kalispell, Montana                                      100%       M    9
(Incorporated under the National Bank Act)

	First Interstate Insurance Agency of Montana, Inc., Kalispell, Montana                  100%
	(Incorporated in Montana)


First Interstate Bank of Nevada, N.A., Reno, Nevada                                             100%       M    12
(Incorporated under the National Bank Act)

	First Interstate Cash Centers, Inc., Las Vegas, Nevada                                  100%
	(Incorporated in Nevada)


First Interstate Bank of New Mexico, N.A., Santa Fe, New Mexico                                 100%       M    10
(Incorporated under the National Bank Act)


First Interstate Bank of Oregon, N.A., Portland, Oregon                                         100%       M    12
(Incorporated under the National Bank Act)


First Interstate Bank of Texas, N.A., Houston, Texas                                            100%       M    11
(Incorporated under the National Bank Act)

	Idlewilde Co., Houston, Texas                                                           100%
	(Incorporated in Texas)


First Interstate Bank of Utah, N.A., Salt Lake City, Utah                                       100%       M    12
(Incorporated under the National Bank Act)

	First Interstate Insurance Agency of Utah, Inc., Park City, Utah                        100%
	(Incorporated in Utah)


First Interstate Bank of Washington, N.A., Seattle, Washington                                  100%       M    12
(Incorporated under the National Bank Act)

	Evergreen Marine Leasing, Inc., Seattle, Washington                                     100%
	(Incorporated in Washington)

	First Interstate Acco, Inc., Reno, Nevada                                               100%
	(Incorporated in Nevada)

	First Interstate Electronic Services Corp., Seattle, Washington                         100%
	(Incorporated in Washington)

	Tacsea, Inc., Seattle, Washington                                                       100%
	(Incorporated in Washington)


First Interstate Bank of Wyoming, N.A., Casper, Wyoming                                         100%       M    10
(Incorporated under the National Bank Act)

	First Wyoming Holdings, Inc., Casper, Wyoming                                           100%
	(Incorporated in Wyoming)


First Interstate Central Bank, Calabasas, California                                            100%       NM
(Incorporated in California)


DAG Management, Inc., Denver, Colorado                                                          100%
(Incorporated in Colorado)

	First Interstate Commercial Corp., Denver, Colorado                                     100%
	(Incorporated in California)

	First Interstate Commercial Mortgage Co., Chicago, Illinois                             100%
	(Incorporated in Illinois)

	Regency Land Co., Denver, Colorado                                                      100%
	(Incorporated in Colorado)


FIL Holding Co., London England                                                                 100%
(Incorporated in Delaware)

	First Interstate Holding (UK) Ltd., London, England                                     100%
	(Incorporated in the United Kingdom)


First Interstate Resource Finance Associates, Newport Beach, California                         100%
(Incorporated in California)


First Interstate Services Co. (UK) Ltd., London, England                                        100%
(Incorporated in the United Kingdom)


Western Bonding & Casualty Co., Burlington, Vermont                                             100%
(Incorporated in Vermont)





M:      member of Federal Reserve System
NM:     nonmember of Federal Reserve System
E: included in the consolidated financial statements on the basis of equity in total capital accounts and results of operations

This listing excludes inactive subsidiaries of the Corporation.
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